Exhibit 10.1
EXECUTION VERSION
AMENDMENT NO. 4 TO CREDIT AGREEMENT
     This Amendment No. 4 to Credit Agreement (this “Agreement”) dated as of September 10, 2008 is made by and among GROUP 1 REALTY, INC., a Delaware corporation (the “Borrower”), GROUP 1 AUTOMOTIVE, INC., a Delaware corporation (the “Company”), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto, and each of the other Guarantors (as defined in the Credit Agreement) signatory hereto.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Company, the Administrative Agent and the lenders party thereto (the “Lenders”), have entered into that certain Credit Agreement dated as of March 29, 2007, as amended by the Amendment No. 1 to Credit Agreement and Joinder Agreement dated April 27, 2007, Amendment No. 2 to Credit Agreement dated as of December 20, 2007 and Amendment No. 3 to Credit Agreement dated as of January 16, 2008 (as so amended, as hereby amended, and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a credit facility; and
     WHEREAS, the Company has entered into the Company Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement, the other Loan Documents and the Related Swap Contracts; and
     WHEREAS, each of the other Guarantors has entered into the Subsidiary Guaranty Agreement pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement, the other Loan Documents and the Related Swap Contracts; and
     WHEREAS, the Borrower and certain of the Guarantors have entered into, or may in the future enter into, Security Instruments granting Liens on property as security for all or any portion of the Obligations, any other obligation under any Loan Document and any obligation or liability arising under any Related Swap Contract; and
     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendment on the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
     1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the definition of “Environmental Completion Date” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
‘ “Environmental Completion Date” means, with respect any Financed Property, the date which is eighteen (18) months following the Property Closing Date for such Financed Property; provided, however, that the Environmental Completion Date for any Financed Property shall be extended for twelve (12) months if (A) a material delay has occurred in the remediation of the Environmental Issue for such Financed Property as a result of a delay by the applicable Governmental Authority in approving the remediation plan for such Environmental Issue or approving the completion of such remediation work and (B) the Borrower has taken all actions and/or delivered all documentation required by such Governmental Authority to complete its review and approval of such remediation plan or remediation work. To request such twelve (12) month extension, the Borrower shall deliver to the Administrative Agent (i) a copy of the application or correspondence, with supporting material, submitted by the Borrower or its Environmental Professional to the applicable Governmental Authority  for approval of the plan for the remediation work to be performed by the Borrower to remedy such Environmental Issue for such Financed Property, (ii) either confirmation by the Borrower’s Environmental Professional or other evidence reasonably satisfactory to the Administrative Agent that conditions (A) and (B) apply and (iii) a certificate of a Responsible Officer of the Borrower stating that as of the date of such request, no Default or Event of Default exists. In the event the Borrower has been unable to complete remediation of any Environmental Issue for any Financed Property within the extended period set forth in the first sentence of this definition, the Environmental Completion Date may be further extended from time to time for such additional periods of time as may be approved by the Required Lenders, provided that the Borrower delivers to the Administrative Agent (i) a written request for extension and a report for such Financed Property describing the efforts undertaken by Borrower to obtain the approval of such remediation plan or to complete the applicable environmental remediation work together with the delays caused by any Governmental Authorities, (ii) if requested by the Required Lenders, either confirmation by the Borrower’s Environmental Professional or other evidence reasonably satisfactory to the Administrative Agent that conditions (A) and (B) apply (provided that if the approval of the Governmental Authority referred to in condition (A) has been obtained, then no confirmation as to condition (A) shall be required) and (iii) a certificate of a Responsible Officer of Borrower stating that as of the date of such request, no Default or Event of Default exists. The Administrative Agent shall deliver an updated schedule to the Borrower and Lenders as provided in Section 2.14(f) at the time of each extension of the Environmental Completion Date pursuant to the preceding three sentences.’

     2. Effect on Schedule of Environmental Holdback Amounts. Borrower acknowledges and agrees that following the effectiveness of this Agreement, the Environmental Holdback Amount and related Environmental Completion Date for each Existing Holdback Properties shall be the amount and date set forth on Exhibit A attached hereto.
     3. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:
     (a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:
     (i) an original counterpart of this Agreement, duly executed by the Borrower, the Company, the Administrative Agent, each other Guarantor and the Lenders required under the Credit Agreement; and
     (ii) (i) a certificate of each Loan Party dated as of the date hereof signed by a Responsible Officer, secretary or assistant secretary of such Loan Party certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the terms of this Agreement, and (ii) a certificate of the Borrower, signed by a Responsible Officer, certifying that, before and after giving effect to the amendments being made pursuant to this Agreement, (A) the representations and warranties contained in Article V of the Credit Agreement and the other Loan Documents are true and correct on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (B) no Default exists; and
     (iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request.
     4. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments and other agreements set forth herein and hereby confirms and ratifies in all respects the Company Guaranty Agreement or Subsidiary Guaranty Agreement to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Company Guaranty Agreement or Subsidiary Guaranty Agreement against such Guarantor in accordance with its terms.
     5. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:
     (a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan

Party is a party are true and correct on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;
     (b) Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.05 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;
     (c) The Company and all other Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to the Company Guaranty Agreement or a Subsidiary Guaranty Agreement as a Guarantor;
     (d) This Agreement has been duly authorized, executed and delivered by the Borrower, the Company and the other Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and
     (e) No Default or Event of Default has occurred and is continuing.
     6. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.
     7. Full Force and Effect of Agreement. Except as previously or hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.
     8. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Texas applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Section 10.14 of the Credit Agreement.
     10. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.
     11. References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.
     12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Company, the Administrative Agent, each of the other Guarantors and each of the Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.
[Signatures on following pages.]

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER: GROUP 1 REALTY, INC.
By:	/s/ John Rickel
	Name:	John Rickel
	Title:	President

COMPANY: GROUP 1 AUTOMOTIVE, INC.
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GUARANTORS: BARON DEVELOPMENT COMPANY, L.L.C. IVORY AUTO PROPERTIES OF SOUTH CAROLINA, LLC By: GROUP 1 REALTY, INC., its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

BOHN HOLDINGS, LLC By: BOHN HOLDINGS, INC., its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

BOHN-FII, LLC By: BOHN HOLDINGS-F, INC., its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

DANVERS-SU, LLC By: GROUP 1 HOLDINGS-S, LLC, its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

By: GROUP 1 AUTOMOTIVE, INC., its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI KS-SV, LLC By: GPI KS-SB, INC., its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GROUP 1 ASSOCIATES HOLDINGS, LLC By: GROUP 1 ASSOCIATES, INC., its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

HOWARD-DCIII, LLC
GROUP 1 HOLDINGS-DC, L.L.C.
GROUP 1 HOLDINGS-F, L.L.C.
GROUP 1 HOLDINGS-GM, L.L.C.
GROUP 1 HOLDINGS-H, L.L.C.
GROUP 1 HOLDINGS-N, L.L.C.
GROUP 1 HOLDINGS-S, LLC
GROUP 1 HOLDINGS-T, L.L.C.

By: GROUP 1 AUTOMOTIVE, INC., its Sole
       Member

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

HARVEY GM, LLC HARVEY OPERATIONS-T, LLC By: BOHN HOLDINGS, LLC, its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

By: BOHN HOLDINGS, INC., its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

IRA AUTOMOTIVE GROUP, LLC By: DANVERS-T, INC., its Sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

CHAPERRAL DODGE, INC.
KUTZ-N, INC.
LUBBOCK MOTORS-GM, INC.
LUBBOCK MOTORS-S, INC.
LUBBOCK MOTORS-SH, INC.
LUBBOCK MOTORS-T, INC.
LUBBOCK MOTORS, INC.
MAXWELL-N, INC.
MAXWELL-NII, INC.
MAXWELL CHRYSLER DODGE JEEP, INC.
MCCALL-HA, INC.
MCCALL-T, INC.
MCCALL-TII, INC.
MCCALL-TL, INC.
MCCALL-H, INC.
MCCALL-N, INC.
MCCALL-SB, INC.
PRESTIGE CHRYSLER NORTHWEST, INC.
WEST CENTRAL MANAGEMENT
   COMPANY, INC.

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

AMARILLO MOTORS-C, LTD.
AMARILLO MOTORS-J, LTD.
AMARILLO MOTORS-SM, LTD.
GPI, LTD.
MAXWELL-G, LTD.
MCCALL-SL, LTD.
PRESTIGE CHRYSLER SOUTH, LTD.
ROCKWALL AUTOMOTIVE-DCD, LTD.

By: GROUP 1 ASSOCIATES, INC., its General
       Partner

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

BOB HOWARD AUTOMOTIVE-EAST, INC.
BOB HOWARD CHEVROLET, INC.
BOB HOWARD DODGE, INC.
BOB HOWARD MOTORS, INC.
BOB HOWARD NISSAN, INC.
BOHN HOLDINGS, INC.
BOHN HOLDINGS-F, INC.
CASA CHEVROLET INC.
CASA CHRYSLER PLYMOUTH JEEP INC.
DANVERS - DCIII, INC.
DANVERS - DCII, INC.
DANVERS-N, INC.
DANVERS - NII, INC.
DANVERS - S, INC.
DANVERS-SB, INC.
DANVERS-T, INC.
DANVERS-TII, INC.
DANVERS-TIII, INC.
DANVERS - TL, INC.
FMM, INC.
GPI AL-N, INC.
GPI ATLANTA-T, INC.
GPI CA-NIII, INC.
GPI CA-TII, INC.
GPI GA-DM, INC.
GPI KS-SB, INC.
GPI MS-H, INC.
GPI MS-N, INC.
GPI MS-SK, INC.
GPI NH-T, INC.
GPI NH-TL, INC.
GPI SAC-SK, INC.
GPI SAC-T, INC.
GPI SC-SB, INC.
GPI SD-DC, INC.
GPI SD-IMPORTS, INC.
GROUP 1 ASSOCIATES, INC.
GROUP 1 FL HOLDINGS, INC.

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

HOWARD-DCII, INC.
HOWARD-GM, INC.
HOWARD-GM II, INC.
HOWARD-GMIII, INC.
HOWARD-H, INC.
HOWARD-HA, INC.
HOWARD-SB, INC.
HOWARD PONTIAC-GMC, INC.
LUBY CHEVROLET CO.
MIKE SMITH AUTOMOTIVE - H, INC.
MIKE SMITH AUTOMOTIVE - N, INC.
MIKE SMITH AUTOPLAZA, INC.
MIKE SMITH AUTOPLEX BUICK, INC.
MIKE SMITH AUTOPLEX DODGE, INC.
MIKE SMITH AUTOPLEX, INC.
MIKE SMITH AUTOPLEX-GERMAN
   IMPORTS, INC.
MIKE SMITH GM, INC.
MIKE SMITH IMPORTS, INC.
MIKE SMITH MOTORS, INC.
MILLER-DM, INC.
MILLER-SH, INC.
MILLER AUTOMOTIVE GROUP, INC.
MILLBRO, INC.
MILLER FAMILY COMPANY, INC.
MILLER IMPORTS, INC.
MILLER INFINITI INC.
MILLER NISSAN, INC.
NJ-DM, INC.
NJ-H, INC.
NJ-HA, INC.
NJ-HAII, INC.
NJ-HII, INC.
NJ-SB, INC.
NJ-SV, INC.

By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

NY-FV, INC. NY-FVII, INC. NY-SB, INC. NY-SBII, INC. SUNSHINE BUICK PONTIAC GMC TRUCK, INC. GROUP 1 FUNDING, INC. GPI CA-DMII, INC. NY-DM, INC. ADVANTAGECARS.COM, INC.
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GROUP 1 LP INTERESTS-DC, INC. GROUP 1 LP INTERESTS-GM, INC. GROUP 1 LP INTERESTS-S, INC.
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President

GPI SC-SV, LLC By: GPI SC-SB, INC., its sole Member
By:	/s/ Darryl M. Burman
	Name:	Darryl M. Burman
	Title:	Vice President
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Anne M. Zeschke
	Name:	Anne M. Zeschke
	Title:	Assistant Vice President

LENDERS: BANK OF AMERICA, N.A.
By:	/s/ M. Patricia Kay
	Name:	M. Patricia Kay
	Title:	Senior Vice President

COMERICA BANK
By:	/s/ Jonathan S. Heine
	Name:	Jonathan S. Heine
	Title:	Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Robert L. Mendoza
	Name:	Robert L. Mendoza
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION
By:	/s/ Charles Vetter
	Name:	Charles Vetter
	Title:	Vice President

NISSAN MOTOR ACCEPTANCE CORPORATION
By:	/s/ Chris Hathaway
	Name:	Chris Hathaway
	Title:	Sr. Manager, Commercial Credit
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

WACHOVIA BANK, NATIONAL ASSOCIATION
By:	/s/ Michael R. Burkitt
	Name:	Michael R. Burkitt
	Title:	Senior Vice President

SOVEREIGN BANK
By:	/s/ Kyle S. Bourque
	Name:	Kyle S. Bourque
	Title:	Vice President

TOYOTA MOTOR CREDIT CORPORATION
By:	/s/ Reddy Pakanati
	Name:	Reddy Pakanati
	Title:	Corporate Manager

BMW FINANCIAL SERVICES NA, LLC
By:	/s/ Scott Bargar
	Name:	Scott Bargar
	Title:	Retailer Finance Credit Manager, BMW FS

By:	/s/ Armando Macias
	Name:	Armando Macias
	Title:	Manager Retailer Finance, Accounting & Audit
AMENDMENT NO. 4 TO CREDIT AGREEMENT
Signature Page

EXHIBIT A to AMENDMENT NO. 4
Environmental Holdback Summary

	Environmental	Environmental
Financed Property	Holdback Amount	Completion Date
Boardwalk Honda and BMW of Atlantic City 6807 Tilton Road Pleasantville, NY 08232	$250,000	September 29, 2009
Egg Harbor/Mapleshade Acura Elite Acura 6806 Tilton Road Pleasantville, NY 08232	$150,000	September 29, 2009
Sussman Acura (Boardwalk Acura) 538 Rt. 38 East Mapleshade, NJ 08052	$250,000	September 29, 2009
Smicklas Chevrolet 5301 North May Avenue Oklahoma City, OK 73157	$500,000	September 29, 2009
World Ford Kendall 15551 South Dixie Highway Palmetto Bay, FL	$500,000	February 22, 2009
Stafford Service Facility 12202/12206 Murphy Road Stafford, TX	$150,000	April 15, 2009
Mercedes Benz of Augusta 3061 Washington Road Augusta, GA 30907	$570,000	June 28, 2009
Town North Nissan 9150 Research Boulevard Austin, TX 78758	$100,000	October 18, 2009
Shamrock Chevrolet 3907 Avenue Q Lubbock, TX 79412	$200,000	August 22, 2009